                                                                   Exhibit 10.22
                               SECURITY AGREEMENT

INTRINSIX CORPORATION. of 33 Lyman Street, Westboro, Massachusetts 01581, (hereinafter called "Debtor"), hereby grants to GINTARAS SUBATIS, 59 Dayton Street, Quincy, Massachusetts 02169 (hereinafter called "Secured Party"), to secure the payment and performance of all obligations of Debtor to Secured Party, whether direct or indirect, absolute or contingent, now due or to become due, now existing or hereinafter arising, (hereinafter called the "Obligations"), a security interest in the following personal property of Debtor and any and all additions, substitutions, accessions and proceeds thereto or thereof (all of the same being hereinafter called the "Collateral"):

      A. All goods, now existing or hereafter acquired or arising, including all machinery, equipment, furniture, fixtures, and inventory (including all goods, merchandise and other personal property, now owned or hereafter acquired by the Debtor, which are held for sale or lease or are furnished under a contract of service or are raw materials, work in process or materials used or consumed in the Debtor's business).

      B. All present and future Accounts Receivable, contract rights, all interest in goods as to which an Account Receivable shall have arisen, all other rights to the payment of money, chattel paper, instruments, tax refunds, insurance premiums, rebates or insurance proceeds of any nature, rights as Lessee under Leases of equipment, choses in action, computer programs, data processing software, documents and general intangibles, now existing or hereafter acquired or arising, including, without limiting the generality of the foregoing, good will, trade secrets, customer lists, trade names, trade marks and patents. The claim of the Secured Party to the proceeds hereunder shall not be deemed a consent to the sale or other disposition of any of the above Collateral.

      C.    Proceeds and products of all of the foregoing.

      Debtor hereby warrants and covenants that:

      1. The Collateral and Debtor's records with respect to its Accounts Receivable will be kept at Debtor's address shown above until such time as written consent to a change of location is obtained from Secured Party.

      2. Except for the security interest granted hereby, and the items listed on Schedule A, Debtor is the owner of the Collateral free from all encumbrances and will defend the same against the claims and demands of all persons. Debtor will not pledge, mortgage or create, or suffer to exist, a security interest in the Collateral in favor of any person other than Secured Party, and will not sell or transfer the Collateral or any interest to except any person other than the Secured Party, and will not sell or transfer the Collateral or any interest therein except in the ordinary course of its business without the prior written consent of Secured Party.

      3. The Collateral shall remain personal property irrespective of the manner of its attachment to any real estate. If the Collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will on demand of Secured Party furnish to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the Collateral which is prior to Secured Party's interest. Debtor will notify Secured Party in writing of any intended sale, mortgage or conveyance of any real estate to which the Collateral is at any time attached, and will give written notice of the terms and conditions of this Agreement to any prospective purchaser, mortgagee, grantee or other transferee of the real estate or any interest therein.

      4. Debtor will immediately notify Secured Party in writing of any change in address from that shown in this Agreement, shall at all reasonable times and from time to time allow Secured Party, by or through any of its officers, agents, attorneys or accountants to examine inspect or make extracts from Debtor's books and records, and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments as Secured Party may require more completely to vest in and assure to Secured Party its rights hereunder or in any of the Collateral.

      5. Debtor will keep the Collateral at all times insured by such insurance as Secured Party may from time to time require, and in any event and without specific request by Secured Party, will insure the Collateral against, fire, including so-called extended coverage, theft, and, in the case of any motor vehicles, collision, all insurance to be with such insurance companies as Secured Party shall approve, with loss thereon to be payable to Secured Party and Debtor as their respective interests may appear. All policies of insurance shall provide for not less than ten days notice of cancellation or change in form to Secured Party and, if requested by Secured Party, shall be delivered to and held by it until all of the Obligations have been fully performed.

      6. Debtor will keep the Collateral in good order and repair, and will not use the same in violation of law or any policy of insurance thereon. Secured Party may inspect the Collateral at any reasonable time, wherever located. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement.

      7. In its discretion, Secured Party may discharge taxes and other encumbrances at any time levied or placed on the Collateral, make repairs, thereof and place and pay for insurance thereon and pay any necessary filing fees. Debtor agrees to reimburse Secured Party on demand for any and all expenditures so made, and until paid the amount thereof shall be a debt secured by the Collateral. Secured Party shall have no obligation to Debtor to make any such expenditures nor shall the making thereof relieve Debtor of any default. Secured Party may act as attorney for Debtor in making, adjusting and settling claims under any insurance covering the Collateral.

      8. Debtor may have possession and use of the Collateral until default. Upon the happening of any of the following events or conditions, namely: (a) default in the payment or performance of any of the Obligations, of any liability or obligation to Secured Party of any endorser, guarantor or surety of or for any of the Obligations, or of any covenant or liability contained or referred to herein or in any note, instrument, document or Agreement evidencing any Obligations; (b) any representation or warranty of Debtor in this Agreement or made to Secured Party by Debtor to induce it to enter into this Agreement or to extend credit terms to Debtor proving false or erroneous in any material respect; (c) materially significant loss, theft, material damage, destruction, sale or encumbrance of or to the Collateral, or the making of any levy, thereon or seizure or attachment thereof by legal process; (d) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor, or any endorser, guarantor or surety of or for any Obligation; (e) such a change in the management or ownership of Debtor as in the opinion of Secured Party increases its risk; thereupon, and as long as such default continues, Secured Party may upon notice or demand declare all of the Obligations to be immediately due and payable, and Secured Party shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, including without limitation thereto the right to take immediate possession of the Collateral, and for the purpose Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom. Debtor will upon demand make the Collateral available to Secured Party at a place and time designed by Secured Party which is reasonably convenient to both parties. Secured Party will give Debtor at least five days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale thereof is to be made. From the proceeds of the sale, Secured Party shall be entitled to retain (i) all sums secured hereby, (ii) its reasonable expenses of retaking, holding, preparing for sale and selling or (iii) reasonable legal expenses incurred by it in connection herewith and with such sale. No waiver by Secured Party of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on another occasion. Any notice of default required under this Security Agreement will be given by the Secured Party to the Debtor by delivering it or mailing it by first class mail to the Debtor's principal place of business or at a different address if Debtor gives the Secured Party a notice of a different address.

      9. Debtor waives, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description other than the notice of default previously referred to in Paragraph 8 above. With respect both to the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto beyond the safe custody thereof. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability. Secured Party shall not he deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such wavier be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Secured Party on the Obligations or the Collateral, whether evidenced hereby or by any other instrument or paper, shall be cumulative and may be exercised separately or concurrently.

      10. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performances, shall be governed by the law of Massachusetts. This Agreement is intended to take effect as a sealed instrument.

      11. Only in the event of default and after notice as provided herein, the Debtor shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any account and the Secured Party may, itself, at any time, so notify account debtors. Until the Secured Party requests that debtors on Account Receivables of the Debtor be notified of the Secured Party's security interest, the Debtor shall continue to collect them. The Secured Party may require Debtor to hold the proceeds received from collection, in trust for the Secured Party, without commingling the same with other funds of the Debtor, and to turn the same over to the Secured Party immediately upon receipt, in the identical form received. Insofar as Collateral shall consist of Accounts Receivable or Insurance Policies, instruments, chattel paper, choses in action or the like, the Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral, as the Secured Party may determine, and, for the purpose of realizing the Secured Party's rights therein, the Secured Party may receive, open and dispose of mail addressed to the Debtor and endorse Notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of collateral on behalf of and in the name of the Debtor.

      12. In the event, at any time, whether prior or concurrently or subsequently to the execution of this Security Agreement, the Debtor, or any person, firm, corporation or any entity has guaranteed the Debtor's obligation to the Secured Party and has executed and delivered to the Secured Party a Real Estate Mortgage to secure the payment and performance of any Obligation to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (all of the foregoing, including, said Notes and Guarantees, being hereinafter called the "Obligation"), then, and in that event, the Debtor agrees that a default under the provisions of said Real Estate Mortgage, or other Obligation, shall constitute a breach of this Security Agreement and that all rights, remedies and paper granted to the Secured Party in this Security Agreement and to the Secured Party under said Real Estate Mortgage, Promissory Note and Guaranty shall be cumulative and may be exercised singly, jointly or concurrently and in any order and sequence.

      In the event of the Secured Party's exercising any of its rights and remedies of a Secured Party under the Uniform Commercial Code of Massachusetts, or under any Real Estate Mortgage given to the Secured Party by the Debtor, or by any person, firm, corporation or other entity who has guaranteed the Debtor's Obligations to the Secured Party, the Holder of this Security Agreement and/or any Real Estate Mortgage or Promissory Note shall have the right to conduct a sale under this Security Agreement and to foreclose any such Real Estate Mortgage or Promissory Note, singly, jointly or concurrently, and in such order as, in the opinion of the Holder thereof, it deems best to protect the interest of said Secured Party. The Secured Party, in the event of a sale under this Security Agreement or a Foreclosure Sale under any such Mortgage or Promissory Note, shall have the right to offer all, or a portion, of the secured assets hereunder and all, or a portion, of the real estate for sale, separately, or as an entirety, or in any combination thereof, and the proceeds of such sale accounted for in one account, without distinction between the items of security, or without assigning to them any proportion of such proceeds, the Debtor hereby waiving the application of any doctrine of marshaling.

      IN WITNESS WHEREOF, Debtor has executed this Agreement on this 22nd day of November, 1994.


                                          /s/ Jim Gobes
                                          ----------------------------------

WITNESS:

/s/ Mark A. Beal
-----------------------------